UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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BUCYRUS INTERNATIONAL, INC.

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CATERPILLAR® **News**

15 ноября 2010 г.

Контактное лицо Caterpillar:
Джим Дуган (Jim Dugan)
Корпоративная служба по связям с общественностью
309-494-4100
dugan_jim@cat.com

Контактное лицо предприятия «Caterpillar»в Европе:
Эрик Амштутц (Eric Amstutz)
Офис: +41 22 849 4466
Моб.: +41 78 833 44 66
amstutz_eric_m@cat.com

Контактное лицо Bucyrus:
Шелли М. Хикмэн (Shelley M. Hickman)
Директор службы глобальных связей
414-768-4599
shickman@bucyrus.com

ПРЕСС-РЕЛИЗ

"Caterpillar" приобретает "Bucyrus", создавая компанию по производству добывающего оборудования с не имеющим аналогов ассортиментом продукции и непревзойденной поддержкой потребителей. Этот взаимодополняющий союз, как ожидается, создаст значительные преимущества для совместной деятельности

PEORIA, Ill. and SOUTH MILWAUKEE, Wis. – «Caterpillar»Inc. (NYSE: CAT) и Bucyrus International, Inc. (Nasdaq: BUCY) сегодня объявили о принятии соглашения, согласно которому "Caterpillar" приобретает "Bucyrus International" по сделке, оцениваемой приблизительно в 8,6 миллиардов долларов США (включая чистую задолженность). Приобретение основано на ключевом стратегическом стремлении корпорации «Caterpillar»расширить свои лидирующие позиции в производстве добывающего оборудования и создать для корпорации "Caterpillar" благоприятные условия для получения прибыли с надежными долгосрочными перспективами. Мотивацией для этого шага является тенденция стремительного роста на развивающихся рынках, которые улучшают инфраструктуру, расширяют урбанистические районы и индустриализируют свою экономику.

По условиям сделки, которая была одобрена советами директоров обеих компаний, акционеры Bucyrus получат 92 доллара США за акцию, в целом 7,6 миллиардов долларов США из общего денежного фонда. Сделка предусматривает выплату 32 процентов цены за акцию “Bucyrus“ (на 12 ноября 2010 г.). Средства на приобретение корпорация “Caterpillar“ изыскивает, совместив средства с баланса, долг и не более 2 миллиардов долларов США капитала компании. Сделка предположительно будет заключена в середине 2011 года. Корпорация “Caterpillar“ планирует расположить штаб-квартиру своего предприятия в Южном Милуоки (штат Висконсин), где в данное время расположен головной офис “Bucyrus“, а также сохранить бренд “Bucyrus“ для основных изделий “Bucyrus“.

“В течение нескольких лет клиенты добывающей отрасли просили нас расширить ассортимент продукции и услуг для лучшего соответствия возрастающим и усложняющимся требованиям”, – рассказывает Дуг Оберхельман, председатель и генеральный директор Caterpillar. “Это заявление показывает нашим клиентам, что мы прислушиваемся к ним. Мы уверенно говорим о нашей вере в лучшее будущее добывающей промышленности. Наша стратегия требует дисциплинированного вложения в привлекательные отрасли, которые ценят нашу продукцию и модель оказания услуг”, – заявил Оберхельман. “ Эффективность нашей деятельности во время глобальных экономических неурядиц 2008-2009 годов позволила нам выйти из этого периода с сильным балансом и возможностью осуществлять стратегические вложения в такую компанию как “Bucyrus“. Это и другие недавние приобретения сделают “Caterpillar“ лидером отрасли и будут позитивными для акционеров, клиентов и работников корпорации”

Тим Салливан, президент и генеральный директор “Bucyrus“, сообщил: “Это значительная и привлекательная в финансовом плане сделка для наших акционеров. И, что более важно, это свидетельство огромной ценности, которую создала наша талантливая команда работников за последние несколько лет, и силы нашего бренда на глобальном рынке добывающего оборудования. Я уверен, что в лице “«Caterpillar»“мы нашли отличного партнера. “Caterpillar“ является одной из передовых глобальных компаний, и она разделяет нашу политику обеспечения клиентов инновационными продуктами и исключительными сервисными услугами, создавая общие безопасные условия труда для работников и минимизируя вред для окружающей среды. Мы очень рады, что компания “Caterpillar“ решила расположить свой головной офис в Милуоки, и мы уверены, что объединенная глобальная платформа будет находиться в отличной позиции для получения прибыли при постоянном росте возможностей на этом рынке в будущие годы».

Закрытие сделки является предметом одобрения со стороны соответствующих надзорных органов, общепринятых условий закрытия и утверждения акционеров “Bucyrus“. К тому времени президент группы “Caterpillar“ Стив Ваннинг станет управляющим делами “Bucyrus“, совмещая эти обязанности с его текущим руководством деятельностью компании в сфере добывающей промышленности.

«Даже сегодня на добычных участках по всему миру наши клиенты используют экскаваторы Bucyrus для загрузки самосвалов Caterpillar», – сказал Ваннинг. «Этот союз, а также уже заявленное значительное расширение производства и наращивание производственных мощностей, дает нам возможность расширить ассортимент продукции для открытых и подземных горных работ и решений, предлагаемых клиентам корпорацией “Caterpillar“ и ее сетью дилеров”.

Мотивирующим фактором для этой сделки является также предположительно более чем 400 миллионов долларов США годовой совместной прибыли “Caterpillar“ (начиная с 2015 года), происходящей из совместной финансовой силы и взаимодополняющего ассортимента продукции объединенных компаний, производящих добывающее оборудование.

Преимущества от слияния включают в себя следующее:

- Передовой сбыт на рынке и возможности поддержки дилеров “Caterpillar“, а также многоцелевое предприятие (продажа “из одних рук”) для глобальных клиентов добывающей промышленности
- Модернизация корпорацией “Caterpillar”продукции и обслуживания оборудования “Bucyrus“
- Двигатели “Caterpillar”и компоненты для повышения производительности и уменьшения стоимости владения и эксплуатации для оборудования “Bucyrus”
- Дополнительная экономия и повышенная эффективность при обслуживании и проектировании
- Развертывание передового опыта производства посредством производственной системы «Caterpillar»

Консультанты:

Дж. П. Морган, Securities LLC, выступал в качестве эксклюзивного консультанта по финансовым вопросам со стороны «Caterpillar»и обеспечил субсидирование сделки. Mayer Brown LLP, Sidley Austin LLP и Howrey LLP выступали в качестве юридических консультантов со стороны Caterpillar.

«Caterpillar»Forward-Looking Statements

Certain statements in this presentation relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause actual results of «Caterpillar»Inc. to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and «Caterpillar»does not undertake to update its forward-looking statements.

It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors, including, but not limited to: (i) the possibility that the proposed transaction with Bucyrus does not close for any reason, including, but not limited to, a failure to obtain required regulatory approvals, (ii) inability to successfully integrate or achieve expected benefits, including synergies of the Bucyrus transaction (iii) economic volatility in the global economy generally and in capital and credit markets; (iv) Caterpillar’s ability to generate cash from operations, secure external funding for operations and manage liquidity needs; (v) adverse changes in the economic conditions of the industries or markets «Caterpillar»serves; (vi) government regulations or policies, including those affecting interest rates, liquidity, access to capital and government spending on infrastructure development; (vii) commodity price increases and/or limited availability of raw materials and component products, including steel; (viii) compliance costs associated with environmental laws and regulations; (ix) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (x) financial condition and credit worthiness of Cat Financial’s customers; (xi) material adverse changes in our customers’ access to liquidity and capital; (xii) market acceptance of Caterpillar’s products and services; (xiii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiv) Caterpillar’s ability to successfully implement «Caterpillar»Production System or other productivity initiatives; (xv) international trade and investment policies, such as import quotas, capital controls or tariffs; (xvi) failure of «Caterpillar»or Cat Financial to comply with financial covenants in their respective credit facilities; (xvii) adverse changes in sourcing practices for our dealers or original equipment manufacturers; (xviii) additional tax expense or exposure; (xix) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which «Caterpillar»operates; (xx) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xxi) increased payment obligations under our pension plans; (xxii) inability to successfully integrate and realize expected benefits from acquisitions; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) imposition of significant costs or restrictions due to the enactment and implementation of health care reform legislation and financial regulation legislation; (xxv) changes in accounting standards or adoption of new accounting standards; (xxvi) adverse effects of natural disasters; and (xxvii) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 19, 2010 for the year ended December 31, 2009 and in Part II of our Form 10-Q filed with the SEC on May 3, 2010 for the quarter ended March 31, 2010. These filings are available on our website at www.cat.com/sec_filings.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.